UNITED STATES
                                 -------------
                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):     January 23, 2003

                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                           1-10738                   13-3499319
      --------                           -------                   ----------
(State or Other Jurisdiction       (Commission File Number)    (I.R.S. Employer
of  Incorporation)                                           Identification No.)

                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                ANNTAYLOR, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)


      Delaware                           1-11980                   51-0297083
      --------                           -------                   ----------
(State or Other Jurisdiction       (Commission File Number)    (I.R.S. Employer
of  Incorporation)                                           Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.
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       AnnTaylor Stores Corporation (the "Company") issued a Press Release, dated January 23, 2003. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
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       (c)    Exhibits.

              99.1   Press Release issued by the Company on January 23, 2003.



                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           ANNTAYLOR STORES CORPORATION

                                           By: /s/Barbara K. Eisenberg
                                               ---------------------------
                                               Barbara K. Eisenberg
Date:  January 23, 2003                        Senior Vice President,
                                               General Counsel and Secretary


                                           ANNTAYLOR, INC.

                                           By: /s/Barbara K. Eisenberg
                                               ---------------------------
                                                  Barbara K. Eisenberg
Date:  January 23, 2003                           Senior Vice President,
                                                  General Counsel and Secretary


                                    Page 2

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

                                 EXHIBIT INDEX
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Exhibit No.                          Description
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   99.1           Press Release issued by the Company on January 23, 2003.



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